UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
September 10, 2020
COMMISSION FILE NUMBER 1-6780 (Rayonier Inc.)
COMMISSION FILE NUMBER: 333-237246 (Rayonier, L.P.)
RAYONIER INC.
Incorporated in the State of North Carolina
I.R.S. Employer Identification Number 13-2607329
RAYONIER, L.P.
Incorporated in the State of Delaware
I.R.S. Employer Identification Number 91-1313292
1 Rayonier Way
Wildlight, Florida 32097
(Principal Executive Office)
Telephone Number: (904) 357-9100
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Exchange
Common Shares, no par value, of Rayonier Inc.	RYN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities
Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Rayonier Inc.:	Emerging growth company	☐
Rayonier, L.P.:	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Rayonier Inc.:	☐
Rayonier, L.P.:	☐

EXPLANATORY NOTE

This current report on Form 8-K combines disclosure in respect of Rayonier Inc., a North Carolina corporation (“Rayonier” or the “Company”), and Rayonier, L.P., a Delaware limited partnership (the “Operating Partnership”). Rayonier has elected to be taxed as a real estate investment trust, or REIT, under the Internal Revenue Code of 1986, as amended, commencing with its taxable year ended December 31, 2004. The Company is structured as an umbrella partnership REIT under which substantially all of its business is conducted through the Operating Partnership. Rayonier is the sole general partner of the Operating Partnership. On May 8, 2020, the Operating Partnership acquired Pope Resources, a Delaware Limited Partnership (“Pope Resources”) and issued approximately 4.45 million operating partnership units (“OP Units”) of the Operating Partnership as partial merger consideration. These OP Units are generally considered to be economic equivalents to Rayonier common shares and receive distributions equal to the dividends paid on Rayonier common shares.

As of June 30, 2020, the Company owned a 96.8% interest in the Operating Partnership, with the remaining 3.2% interest owned by limited partners of the Operating Partnership. As the sole general partner of the Operating Partnership, Rayonier has exclusive control of the day-to-day management of the Operating Partnership.

Rayonier and the Operating Partnership are operated as one business. The management of the Operating Partnership consists of the same members as the management of the Company. As general partner with control of the Operating Partnership, Rayonier consolidates the Operating Partnership for financial reporting purposes, and has no material assets or liabilities other than its investment in the Operating Partnership.

ITEM 8.01.	Other Events.

This Current Report on Form 8-K is being filed by the Company with the Securities and Exchange Commission to include the unaudited pro forma financial information attached as Exhibit 99.1, which is incorporated herein by reference thereto.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description
99.1	Unaudited pro forma condensed combined statements of income of Rayonier Inc. and Rayonier, L.P. for the six months ended June 30, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC.

BY:	/s/ MARK R. BRIDWELL
Mark R. Bridwell
Vice President, General Counsel and Corporate Secretary

RAYONIER, L.P.

By: RAYONIER INC., its sole general partner

BY:	/s/ MARK R. BRIDWELL
Mark R. Bridwell
Vice President, General Counsel and Corporate Secretary

September 10, 2020

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